Premises and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Premises and Equipment

NOTE 4 – PREMISES AND EQUIPMENT

Premises and equipment consist of the following at December 31:

(Dollars in thousands)	2014	2013

Land and improvements	$1,489	$1,489
Buildings and improvements	9,665	9,656
Furniture and equipment	7,567	7,327
Leasehold improvements	260	260

	18,981	18,732
Accumulated depreciation	10,695	10,042

Premises and equipment, net	$8,286	$8,690

The Bank leases certain office locations. Total rental expense under these leases approximated $299 thousand, $299 thousand, and $298 thousand in 2014, 2013 and 2012, respectively. Depreciation expense amounted to $653 thousand, $625 thousand and $567 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

Future minimum lease payments at December 31, 2014 were as follows:

(Dollars in thousands)

2015	$294
2016	172
2017	32

Total	$498